SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2026

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Easton Oval Suite 500	Columbus	Ohio	43219
(Address of principal executive office)			(Zip code)

(814) 726-2140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2026, the shareholders of Northwest Bancshares, Inc. (the “Company”) approved the Northwest Bancshares, Inc. 2026 Equity Incentive Plan, which provides for the grant of stock-based and other incentive awards to officers, employees, directors and consultants of the Company. A description of the material terms of the plan is contained in the Company's definitive proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 9, 2026. A copy of the plan is being filed as Exhibit 10.1.

Additionally, the shareholders of the Company approved the Northwest Bancshares, Inc. Discounted Stock Purchase Plan, which provides the purchase of shares of our common stock at a discount from the then-current market price. A description of the material terms of the plan is contained in the Company's definitive proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 9, 2026. A copy of the plan is being filed as Exhibit 10.2.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders was held on May 20, 2026. The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies and the proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on May 20, 2026. The final results of the shareholder votes are as follows:

Proposal 1 - Election of Directors

The shareholders elected the following Directors:

	For	Withheld	Broker Non-Votes
Charles E. Kranich, II	95,639,086	1,389,999	19,326,865

Amber L. Williams	91,039,368	5,989,717	19,326,865

Louis J. Torchio	94,154,722	2,874,363	19,326,865

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.

For	114,141,735
Against	1,967,195
Abstain	247,020
Broker Non-Votes	—

Proposal 3 - An advisory, non-binding resolution to approve executive compensation described in the Proxy Statement

The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the Proxy Statement as follows:

For	89,274,329
Against	7,171,131
Abstain	583,625
Broker Non-Votes	19,326,865

Proposal 4 - Approval of the Northwest Bancshares, Inc. 2026 Equity Incentive Plan

The shareholders approved the proposal regarding the 2026 Equity Incentive Plan as disclosed in the Proxy Statement as follows:

For	92,456,593
Against	4,152,782
Abstain	419,710
Broker Non-Votes	19,326,865

Proposal 5 - Approval of the Northwest Bancshares, Inc. Discounted Stock Purchase Plan

The shareholders approved the proposal regarding the Discounted Stock Purchase Plan as disclosed in the Proxy Statement as follows:

For	93,563,437
Against	3,061,203
Abstain	404,445
Broker Non-Votes	19,326,865

Item 9.01    Financial Statements and Exhibits
(a)    Not applicable
(b)    Not applicable
(c)    Not applicable
(d)                                Exhibits

Exhibit No.	Description

10.1	Northwest Bancshares, Inc. 2026 Equity Incentive Plan (incorporated by reference to Appendix B to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 9, 2026 (file no. 001-34582))
10.2	Northwest Bancshares, Inc. Discounted Stock Purchase Plan (incorporated by reference to Appendix C to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 9, 2026 (file no. 001-34582))
10.3	Form of RSA Award Agreement under the Northwest Bancshares, Inc. 2026 Equity Incentive Plan
10.4	Form of RSU Award Agreement under the Northwest Bancshares, Inc. 2026 Equity Incentive Plan
10.5	Form of PSU Award Agreement under the Northwest Bancshares, Inc. 2026 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	May 21, 2026	By:	/s/ Douglas M. Schosser
Douglas M. Schosser
Chief Financial Officer